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                                                                EXHIBIT 10.25


                                 THIRD AMENDMENT


TO REVOLVING CREDIT AGREEMENT



     This THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Third Amendment") dated as of November 22, 1994, by and among HPSC, INC. (the "Borrower"), a Delaware corporation, THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association, BANK OF AMERICA ILLINOIS (formerly know as Continental Bank N.A.) ("BoAI", and together with FNBB, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON as Agent for the Banks and BoAI as co-agent for the Banks.
Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement (as defined below).



     WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Revolving Credit Agreement dated as of June 23, 1994 (as amended by the First Amendment dated September 2, 1994, the Second Amendment dated November 8, 1994 and as may be further amended, modified or supplemented and in effect from time to time, the "Credit Agreement");



     WHEREAS, the Borrower has requested that certain terms and provisions of the Credit Amendment be amended and the Agent and the Banks, subject to the terms and provisions hereof have agreed to amend the Credit Agreement;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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     AMENDMENT TO THE CREDIT AMENDMENT.



     USE OF PROCEEDS.



     Section 7.12 of the Credit Agreement is hereby amended by deleting the number "$1,000,000" and inserting in lieu thereof the number "$2,000,000".



     RESTRICTIONS ON LIENS.



     Section 8.2 of the Credit Agreement is hereby amended by inserting the following new subsection (k) imediately following existing subsection (j):



     "(k) liens in favor of the Chemical Bank, as agent, on the Remainder Shares (as defined in the Stock Purchase Agreement) to secure the Note (as defined in the Stock Purchase Agreement) pursuant to Section 7.1 of the Stock Purchase Agreement."


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     CONDITIONS TO EFFECTIVENESS.



     This Third Amendment shall not become effective unless and until (a) the Bank receives counterparts of this Third Amendment executed by each of the Borrower, the Banks, the Agent and the Guarantor and (b) all proceedings in connection with the transactions contemplated by this Amendment and all documents incident hereto shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and counterpart originals or certified or other copies of such documents as the Agent may reasonably request.



     REPRESENTATIONS AND WARRANTIES; NO DEFAULT.



     The Borrower represents and warrants to the Agent and the Banks that
(a) each and every one of the representations and warranties made by the Borrower to the Agent and the Banks in Section 6 or elsewhere in the Credit Agreement or in the other Loan Documents, as amended by this Third Amendment are true and correct in all material respects on and as of the date hereof except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in Sections 7 and 8 or elsewhere in the Credit Agreement or the other Loan Documents, as amended by this Third Amendment; and (c) no event has occurred or is continuing and no condition exists which constitutes a Default or Event of Default.



     RATIFICATION, ETC.


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     Except as expressly amended hereby, the Credit Agreement and the Loan
Documents and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.





     MISCELLANEOUS.



     The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent or any of the Banks in connection with the preparation of this Third Amendment and the documents referred to herein (including reasonable legal fees). Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or either of the Banks consequent thereon. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute part of this First Amendment for any other purpose.



     GOVERNING LAW.


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     THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).



     IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment as a sealed instrument as of the date first set forth above.



                                   HPSC, INC.



                                   By: /s/ John Everets, Jr.
                                      -------------------------------------
                                       John Everets, Jr.

                                   THE FIRST NATIONAL BANK
                                     OF BOSTON, individually and
                                      as Agent



                                   By: /s/ Mitchell B. Feldman
                                      -------------------------------------
                                       Mitchell B. Feldman

                                   BANK OF AMERICA ILLINOIS,
                                      individually and as co-agent


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                                   By: /s/ Sharon Ephraim
                                      -------------------------------------
                                       Sharon Ephraim

CONSENTED TO BY THE UNDERSIGNED GUARANTOR:


AMERICAN COMMERCIAL
  FINANCE CORPORATION




By: /s/ John Everets, Jr.
   -------------------------
    John Everets, Jr.